Exhibit 99.4

LIBERTY MEDIA CORPORATION

AND

THE BANK OF NEW YORK

Trustee

FOURTEENTH SUPPLEMENTAL INDENTURE

Dated as of September 17, 2003

Supplementing the Trust Indenture

Dated as of July 7, 1999

3.50% Senior Notes due 2006

FOURTEENTH SUPPLEMENTAL INDENTURE, dated as of September 17, 2003, between LIBERTY MEDIA CORPORATION, a corporation existing under the laws of the State of Delaware (the “Company”), and The Bank of New York, a New York banking corporation, having its principal corporate trust office in The City of New York, New York, as trustee (the “Trustee”);

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of July 7, 1999 (the “Original Indenture” and, together with this Fourteenth Supplemental Indenture, the “Indenture”) providing for the issuance by the Company from time to time of its senior debt securities to be issued in one or more series (in the Original Indenture and herein called the “Securities”);

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Fourteenth Supplemental Indenture to the Original Indenture in order to establish the form and terms of, and to provide for the creation and issue of, a series of Securities designated as the “3.50% Senior Notes due 2006” under the Original Indenture in the aggregate principal amount of $1,350,000,000 (subject to Section 202 hereof);

WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture; and

WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Fourteenth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOW, THEREFORE, THIS FOURTEENTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities designated as the “3.50% Senior Notes due 2006,” and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Fourteenth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

ARTICLE ONE

DEFINITIONS AND OTHER
PROVISIONS OF GENERAL APPLICATION

Section 101.                            Definitions.

Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein.

“Comparable Treasury Issue” shall mean the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” shall mean, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“DTC” shall mean The Depository Trust Company.

“Independent Investment Banker” shall mean one of the Reference Treasury Dealers appointed by the Company.

“Interest Payment Date” shall have the meaning assigned to it in Section 205.

“Reference Treasury Dealer” shall mean each of Merrill Lynch Government Securities Inc. and its successors and four other nationally recognized investment banking firms selected by the Company that are U.S. government securities dealers (each a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” shall mean, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” shall mean, with respect to each Security to be redeemed, the remaining scheduled payments of principal of, and interest on, the Securities that would be due after the related Redemption Date but for such redemption.

“Securities” shall mean the Company’s 3.50% Senior Notes due 2006.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Treasury Rate” shall mean, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Section 102.                            Section References.

Each reference to a particular section set forth in this Fourteenth Supplemental Indenture shall, unless the context otherwise requires, refer to this Fourteenth Supplemental Indenture.

ARTICLE TWO

TITLE AND TERMS OF THE SECURITIES

Section 201.                            Title of the Securities.

The title of the Securities of the series established hereby is the “3.50% Senior Notes due 2006.”

Section 202.                            Amount and Denominations.

The aggregate principal amount of the Securities which may be authenticated and delivered under the Indenture is limited to $1,350,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same series pursuant to Section 304, 305, 306, 905 or 1107 of the Original Indenture; provided, however, that the Securities may be reopened, without the consent of the Holders thereof, for issuance of additional Securities.

Section 203.                            Registered Securities.

The certificates for the Securities shall be Registered Securities and shall be in substantially the form attached hereto as Exhibit A, and shall bear the legends as are inscribed thereon.

Section 204.                            Stated Maturity.

The Stated Maturity of the Securities on which the principal thereof is due and payable shall be September 25, 2006.

Section 205.                            Interest.

The principal of the Securities shall bear interest from September 17, 2003 or from the most recent Interest Payment Date to which interest has been paid or provided for, payable semiannually on March 25 and September 25 of each year (each, an “Interest Payment Date”), commencing March 25, 2004, to the Persons in whose names the Securities (or one or more

Predecessor Securities) are registered at the close of business on the March 10 or September 10 next preceding such Interest Payment Date.  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

Interest on the Securities will accrue at the rate of 3.50% per annum until the principal thereof is paid or made available for payment.

Section 206.                            Registration and Transfer.

The principal of and interest on the Securities shall be payable and the Securities may be surrendered or presented for payment, the Securities may be surrendered for registration of transfer or exchange, and notices and demands to or upon the Company in respect of the Securities and the Indenture may be served, at the office or agency of the Company maintained for such purposes in The City of New York, State of New York from time to time, and the Company hereby appoints the Trustee, acting through its office or agency in The City of New York designated from time to time for such purpose, as its agent for the foregoing purposes; provided, however, that at the option of the Company, payment of interest on the Securities may be made by check mailed to the address of the Persons entitled thereto, as such addresses shall appear in the Security Register; and provided, further, that (subject to Section 1002 of the Indenture) the Company may at any time remove the Trustee as its office or agency in The City of New York designated for the foregoing purposes and may from time to time designate one or more other offices or agencies for the foregoing purposes and may from time to time rescind such designations.

Section 207.                            Redemption of the Securities.

The Securities will be redeemable at the option of the Company, in whole or in part at any time or from time to time, on at least 30 but not more than 60 days prior notice, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed, discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate and 20 basis points.  In the case of each of clause (i) and (ii), accrued interest will be payable to the Redemption Date.

Section 208.                            Denominations.

The Securities shall be issued in denominations of $1,000 and integral multiples in excess thereof.

Section 209.                            Currency.

The interest and principal on the Securities shall be payable only in Dollars.

Section 210.                            Applicability of Certain Indenture Provisions.

Sections 402 (including, without limitation, Sections 402(2) and 402(3)) and 403 of the Indenture shall apply to the Securities.

Section 211.                            Security Registrar and Paying Agent.

The Trustee shall be Security Registrar and the initial Paying Agent and initial transfer agent for the Securities (subject to the Company’s right (subject to Section 1002 of the Indenture) to remove the Trustee as such Paying Agent and/or transfer agent with respect to the Securities and, from time to time, to designate one or more co-registrars and one or more other Paying Agents and transfer agents and to rescind from time to time any such designations), and The City of New York is designated as a Place of Payment for the Securities.

Section 212.                            Global Securities.

The Securities are being offered and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-66034), which is an effective registration statement under the Securities Act.  The Securities shall be issued in the form of permanent global Securities in definitive fully registered form without interest coupons, substantially in the form of Exhibit A.  The Securities shall be deposited on behalf of the Purchasers of the Securities represented thereby with the custodian for DTC, the initial Depositary, and registered in the name of Cede & Co., as nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture.  The aggregate principal amount of the Securities may from time to time be increased or decreased by adjustments made on the records of the custodian for the Depositary or the Depositary or its nominee, as the case may be.  The depositary arrangements shall initially be those employed by DTC and shall thereafter be those employed by whoever shall be the Depositary with respect to the Securities from time to time.

Section 213.                            Sinking Fund.

The Securities shall not be subject to any sinking fund or similar provision and shall not be redeemable at the option of the holder thereof.

Section 214.                            Conversion.

The Securities shall not be convertible into Common Stock and shall not be exchangeable for any other securities.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Fourteenth Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed.  This Fourteenth Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

This Fourteenth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

This Fourteenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Fourteenth Supplemental Indenture to be duly executed as of the day and year first above written.

LIBERTY MEDIA CORPORATION

By:	/s/ Charles Y. Tanabe
	Name:	Charles Y. Tanabe
	Title:	Senior Vice President

THE BANK OF NEW YORK, as Trustee

By:	/s/ Remo J. Reale
	Name:	Remo J. Reale
	Title:	Vice President

Exhibit A

GLOBAL SECURITY

THIS SECURITY IS A GLOBAL SECURITY UNDER THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. R-[ ]	$[ ]
CUSIP No. 530718AE5

Liberty Media Corporation

3.50% Senior Notes due 2006

Global Security

Liberty Media Corporation, a Delaware corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                  ] Dollars ($[                ]) on September 25, 2006, and to pay interest thereon from September 17, 2003 or from the most recent date to which interest has been paid or provided for, semiannually on March 25 and September 25 in each year (each, an “Interest Payment Date”), commencing March 25, 2004, at the rate of 3.50% per annum, until the principal hereof is paid or made available for payment.  Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.  The interest so payable and paid or provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 10 or

September 10 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest which is payable, but is not paid or provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to the Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and the interest on this Note will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, that payment to DTC or any successor Depository may be made by wire transfer to the account designated by DTC or such successor Depository in writing.

This Security is a global Security issued on the date hereof which represents $[               ] of the principal amount of the Company’s 3.50% Senior Notes due 2006.  This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”) issued and to be issued in one or more Series under an Indenture dated as of July 7, 1999 (herein called, together with the Fourteenth Supplemental Indenture referred to below and all other indentures supplemental thereto, the “Indenture”), between the Company and The Bank of New York, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.  This Note is one of the series designated on the face hereof, initially limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Fourteenth Supplemental Indenture between the Company and the Trustee, dated as of September 17, 2003, establishing the terms of the Notes pursuant to the Indenture (the “Fourteenth Supplemental Indenture”).

The Notes are redeemable at the option of the Company, in whole or in part at any time or from time to time, on at least 30 but not more than 60 days prior notice, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments of the Notes to be redeemed, discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate and 20 basis points.  In the case of each of clause (i) and (ii), accrued interest will be payable to the Redemption Date.

In the case of any partial redemption, selection of the Notes for redemption shall be made by the Trustee in compliance with the requirements of Section 1103 of the Indenture.

Notice of any redemption will be provided not less than 30 nor more than 60 calendar days before the Redemption Date in accordance with the provisions of the Indenture.  Unless the Company defaults in payment of the redemption price, on and after the Redemption Date interest will cease to accrue on the principal amount of the Notes to be redeemed.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note, at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

As provided in the Indenture and subject to certain limitations set forth therein and in this Note, the transfer of this Note may be registered on the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for the purpose in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in the denominations specified in the Fourteenth Supplemental Indenture establishing the terms of the Notes, all as more fully provided in the Indenture.  As provided in the Indenture, and subject to certain limitations set forth in the Indenture and in this Note, the Notes are exchangeable for a like aggregate principal amount of Notes of this series in different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture contains provisions whereby (i) the Company may be discharged from its obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligation under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes of this series, and satisfies certain other conditions, all as more fully provided in the Indenture.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

LIBERTY MEDIA CORPORATION

Attest:		By:
	Name		Name
	Title		Title

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: September 17, 2003	THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

CERTIFICATE OF TRANSFER

To transfer or assign this Note, fill in the form below:

I or we transfer and assign this Note to

(Insert assignee’s tax I.D. number)

(Print or Type assignee’s name, address and zip code)

and irrevocably appoint [                               ] agent to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

Date:	Your signature: